UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

300 North Beacon Street, Suite 501

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(617) 679-1970

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On March 1, 2022, Forma Therapeutics Holdings, Inc. (the Company) announced its financial results for the year ended December 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On March 1, 2022, the Company provided an update on its current expectations regarding upcoming clinical milestones.

•
Patient enrollment in global pivotal Phase II/III trial of etavopivat for the treatment of sickle cell disease (SCD), the Hibiscus Study. The first interim analysis (IA1) in the Hibiscus Study is expected to be reached by the end of 2022, with dose selection for the Phase III portion of the trial.
•
Etavopivat development plans expanding. The Company began a Phase II trial in transfusion dependent SCD and both transfusion dependent and non-transfusion dependent thalassemia in late 2021, with initial results expected in late 2022. During 2022, the Company plans to begin clinical trials in pediatric SCD and low risk myelodysplastic syndrome (MDS).
•
Additional FT-7051 clinical trial results in metastatic castrate resistant prostate cancer (mCRPC). Men with mCRPC continue to be enrolled in the dose escalation portion of the Phase I trial. The Company plans to present updated results from the trial in mid-2022.

Forward-Looking Statements

The disclosure under this Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the Company’s beliefs and expectations regarding its expectations regarding timing and data announcements related the Company’s current and planned clinical trials. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements under this Item 8.01 are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained under this Item 8.01, including, without limitation, those and uncertainties set forth more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent filings with the SEC. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained under this Item 8.01 represent the Company’s views only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date.

Item 9.01. Exhibits

(d) Exhibits

99.1	Press release issued by Forma Therapeutics Holdings, Inc. on March 1, 2022, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMA THERAPEUTICS HOLDINGS, INC.

Date: March 1, 2022	By:	/s/ Todd Shegog
Todd Shegog
Chief Financial Officer (Principal Financial and Accounting Officer)